[Logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GLOBAL EQUITY
                         SERIES

MFS(R) GLOBAL EQUITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           SHAREHOLDER SERVICE CENTER
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial adviser.
David R. Mannheim*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                     NO BANK GUARANTEE
-------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999


MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
The Series, which commenced investment operations on May 3, 1999, seeks capital appreciation by investing in companies around the world that we believe will generate above-average growth in earnings and/or cash flow and are trading at attractive valuations. Focusing mainly on large capitalization stocks, we conduct bottom-up company research, rather than country or region analysis, to identify stocks to add to the portfolio.

We believe that the global equity markets were affected positively by deregulation, restructuring within companies and industries, globalization due to fewer economic barriers, and greater emphasis on companies' responsibility to produce value for their shareholders. Many of these factors, in turn, were a result of European monetary union, the North American Free Trade Agreement, a worldwide move by governments to shift responsibility for pensions to individual citizens, and the use of technology to expand markets and increase productivity.

Currently, technology represents the top sector in the portfolio at 18.7%. Two of our largest positions were in BMC Software and Computer Associates, two U.S. stocks whose prices were pushed down by investors' worries about the Year 2000 (Y2K) issue. This gave us the opportunity to buy these stocks at what we felt were reasonable prices. By next spring, we believe the Y2K issue will be behind us, and we feel we'll be well positioned in this industry. Other large technology holdings include Cable & Wireless Communications, a U.K. telecommunications and cable provider, and Ericsson, the Swedish telecommunications equipment manufacturer.

The financial services sector, at 17.9% of equities, represents the second-largest sector in the Series, but it is underweighted relative to the 19.1% weighting in this sector of the Morgan Stanley Capital International (MSCI) World Index. (The MSCI World Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East.) Our holdings differ dramatically from the index in that we have no holdings in U.S. bank stocks. In general, we were overweighted in European financials and insurance companies compared with banking. Our largest positions include ReliaStar Financial, a U.S. life insurance company; UBS, a leading global bank based in Switzerland; and QBE Insurance, a multiline insurer in Australia.

Because the Series is managed from the bottom up, we buy stocks regardless of where a company is located. Therefore, our large relative weighting in continental Europe (36.2% vs. 21.8% in the MSCI World Index) and large underweighting in the United States (41.5% vs. 51.7% in the MSCI World Index) are merely the byproducts of where MFS(R) Original Research(SM) found the most companies that are offering above-average growth and trading at attractive valuations. The Series' largest country allocation is the United States, followed by the United Kingdom at 9% and Japan at 8%.

While the rally in global equity markets from the October 1998 lows has pushed valuations to higher levels, we believe we will continue to see few signs of inflationary pressure at the company level. We believe that this combined with an improving corporate earnings outlook in many markets gives us reason to feel optimistic about the remainder of 1999. Regardless of economic tremors that may develop around the world, we believe that there will be no lack of opportunistic and established companies in which to invest. Our mission is to use MFS(R) Original Research(SM) to uncover these opportunities.

Respectfully,

/s/ David R. Mannheim
    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

Investments in foreign securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility. See the prospectus for details.

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim is Senior Vice President of MFS Investment Management(R) and Director of International Portfolio Management. He is portfolio manager of MFS(R) Global Equity Fund, MFS(R) International Growth Fund, MFS(R) Institutional International Equity Fund, the International Growth Series offered through MFS(R)/Sun Life annuity products, and MFS(R) Global Equity Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Mannheim joined MFS in 1988 and was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President and portfolio manager in 1992, Senior Vice President in 1997, and Director of International Portfolio Management in 1999. He is a graduate of Amherst College and the Massachusetts Institute of Technology Sloan School of Management.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research
(SM), a company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 3, 1999

Size: $1.1 million net assets as of June 30, 1999


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1999

Stocks - 93.3%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 54.2%
  Argentina - 0.3%
    Quilmes Industrial S.A., ADR (Beverages)                                 230           $    2,846
-----------------------------------------------------------------------------------------------------
  Australia - 1.3%
    QBE Insurance Group Ltd. (Insurance)*                                  3,500           $   13,299
-----------------------------------------------------------------------------------------------------
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)                                200           $   13,400
-----------------------------------------------------------------------------------------------------
  Finland - 2.7%
    Helsingin Puhelin Oyj (Telecommunications)                               300           $   14,221
    Perlos Corp. (Electronics)*                                              120                1,756
    Pohjola Group Insurance Corp. (Insurance)                                140                7,177
    Tieto Corp. (Computer Software - Systems)                                120                4,996
                                                                                           ----------
                                                                                           $   28,150
-----------------------------------------------------------------------------------------------------
  France - 5.6%
    Bouygues S.A. (Construction)*                                             11           $    2,905
    Castorama Dubois Investisse ( Building Products)                          40                9,480
    Pernod Ricard Co. (Beverages)                                            135                9,043
    Renault Regie Nationale (Automobiles)                                     10                  435
    Television Francaise (Entertainment)                                      40                9,316
    TOTAL S.A., "B" (Oils)*                                                  130               16,759
    Union des Assurances Federales S.A. (Insurance)                           95               11,258
                                                                                           ----------
                                                                                           $   59,196
-----------------------------------------------------------------------------------------------------
  Germany - 4.9%
    Henkel KGaA, Preferred (Chemicals)                                       150           $   10,233
    HypoVereinsbank (Banks and Credit Cos.)                                  120                7,791
    Mannesmann AG (Conglomerate)                                             140               20,919
    VEBA AG (Oil and Gas)                                                    100                5,874
    Wella AG (Consumer Goods and Services)                                    10                7,265
                                                                                           ----------
                                                                                           $   52,082
-----------------------------------------------------------------------------------------------------
  Greece - 1.3%
    Antenna TV S.A., ADR (Broadcasting)*                                     400           $    5,500
    Hellenic Telecommunication Organization S.A., GDR (Telecommunications)   370                7,923
    STET Hellas Telecommunications S.A., ADR (Telecommunications)*            20                  447
                                                                                           ----------
                                                                                           $   13,870
-----------------------------------------------------------------------------------------------------
  Ireland - 2.1%
    Allied Irish Bank PLC (Banks and Credit Cos.)                            550           $    7,281
    Anglo Irish Bank PLC (Banks and Credit Cos.)*                          6,000               14,941
                                                                                           ----------
                                                                                           $   22,222
-----------------------------------------------------------------------------------------------------
  Israel - 1.1%
    Oshap Technologies Ltd. (Computer Software - Systems)                    900           $   11,475
-----------------------------------------------------------------------------------------------------
  Italy - 3.1%
    Banca Carige S.p.A. (Banks and Credit Cos.)                              800           $    7,007
    ERG S.p.A. (Oils)                                                      1,500                4,483
    Mediaset S.p.A. (Entertainment)                                          870                7,728
    Telecom Italia Mobile S.p.A., (Telecommunications)*                    3,700               13,612
                                                                                           ----------
                                                                                           $   32,830
-----------------------------------------------------------------------------------------------------
  Japan - 7.6%
    Canon, Inc., ADR (Special Products and Services)                         400           $   11,650
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                      1,000               10,784
    Chukyo Coca-Cola Bottling Co., Ltd. (Food and Beverage
      Products)                                                            1,000               14,042
    Fuji Heavy Industries, Ltd. (Automotive)                               1,000                7,724
    Hitachi (Electronics)                                                  1,000                9,386
    Mitsubishi Motor (Automotive)                                          1,000                5,185
    Olympus Optical Co. (Conglomerate)                                     1,000               14,795
    Sanyo Coca-Cola Bottling Co., Ltd. (Food and Beverage
      Products)                                                              200                6,191
                                                                                           ----------
                                                                                           $   79,757
-----------------------------------------------------------------------------------------------------
  Netherlands - 4.8%
    Akzo Nobel N.V. (Chemicals)                                              200           $    8,409
    Benckiser N.V., "B" (Consumer Goods and Services)                        422               22,505
    Equant N.V. (Computer Software - Services)*                               40                3,765
    IHC Caland N.V. (Marine Equipment)*                                       60                2,349
    ING Groep N.V. (Financial Services)*                                     245               13,255
                                                                                           ----------
                                                                                           $   50,283
-----------------------------------------------------------------------------------------------------
  Norway - 1.4%
    Sparebanken NOR (Banks and Credit Cos.)                                  420           $    7,837
    Storebrand ASA (Insurance)                                             1,100                7,400
                                                                                           ----------
                                                                                           $   15,237
-----------------------------------------------------------------------------------------------------
  Portugal - 1.2%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)                   500           $    8,873
    Telecel - Comunicacoes Pessoais S.A  (Telecommunications)                 30                3,864
                                                                                           ----------
                                                                                           $   12,737
-----------------------------------------------------------------------------------------------------
  Sweden - 3.4%
    Ericsson LM, "B" (Telecommunications)                                    570           $   18,308
    Saab AB, "B" (Aerospace)                                               2,300               17,893
                                                                                           ----------
                                                                                           $   36,201
-----------------------------------------------------------------------------------------------------
  Switzerland - 2.8%
    Barry Callebaut AG (Food and Beverage Products)                           46           $    7,042
    Novartis AG (Medical and Health Products)                                  3                4,381
    UBS AG (Banks and Credit Cos.)*                                           60               17,908
                                                                                           ----------
                                                                                           $   29,331
-----------------------------------------------------------------------------------------------------
  United Kingdom - 9.3%
    AstraZeneca Group PLC (Medical and Health Products)                      335           $   13,070
    BP Amoco PLC (Oils)*                                                     700               12,532
    British Aerospace PLC (Aerospace and Defense)*                         2,400               15,621
    Cable & Wireless Communications PLC (Telecommunications)               2,330               22,400
    Next PLC (Stores)                                                      1,200               14,562
    Orange PLC (Telecommunications)                                          300                4,402
    TeleWest Communications PLC (Entertainment)*                           1,700                7,616
    Tomkins PLC (Conglomerate)                                             1,800                7,801
                                                                                           ----------
                                                                                           $   98,004
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $  570,920
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 39.1%
  Aerospace - 1.0%
    Raytheon Co., "A"                                                        160           $   11,020
-----------------------------------------------------------------------------------------------------
  Automotive - 1.4%
    Delphi Automotive Systems Corp.                                          500           $    9,281
    TRW, Inc.                                                                100                5,488
                                                                                           ----------
                                                                                           $   14,769
-----------------------------------------------------------------------------------------------------
  Business Machines - 1.1%
    International Business Machines Corp.                                     92           $   11,891
-----------------------------------------------------------------------------------------------------
  Business Services - 1.5%
    Computer Sciences Corp.*                                                 100           $    6,919
    H & R Block, Inc.                                                        180                9,000
                                                                                           ----------
                                                                                           $   15,919
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.5%
    Sun Microsystems, Inc.*                                                   80           $    5,510
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 8.5%
    BMC Software, Inc.*                                                      770           $   41,580
    Computer Associates International, Inc.                                  500               27,500
    Compuware Corp.*                                                         230                7,317
    SunGard Data Systems, Inc.*                                               70                2,415
    Synopsys, Inc.*                                                          200               11,037
                                                                                           ----------
                                                                                           $   89,849
-----------------------------------------------------------------------------------------------------
  Conglomerates - 0.8%
    Sodexho Marriott Services, Inc.*                                         420           $    8,059
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.4%
    Galileo International, Inc.                                              570           $   30,459
    Kimberly-Clark Corp.                                                     100                5,700
                                                                                           ----------
                                                                                           $   36,159
-----------------------------------------------------------------------------------------------------
  Electronics - 0.4%
    Wavecom S.A.*                                                            300           $    3,938
-----------------------------------------------------------------------------------------------------
  Entertainment - 6.0%
    Disney (Walt) Co.                                                        550           $   16,947
    Hearst-Argyle Television, Inc.*                                          330                7,920
    MediaOne Group, Inc.*                                                    170               12,644
    Mirage Resorts, Inc.*                                                    560                9,380
    Time Warner, Inc.                                                        220               16,170
                                                                                           ----------
                                                                                           $   63,061
-----------------------------------------------------------------------------------------------------
  Insurance - 4.9%
    CIGNA Corp.                                                              130           $   11,570
    Hartford Financial Services Group, Inc.                                  280               16,327
    ReliaStar Financial Corp.                                                540               23,625
                                                                                           ----------
                                                                                           $   51,522
-----------------------------------------------------------------------------------------------------
  Internet - 0.1%
    Ask Jeeves, Inc.                                                          50           $      700
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.8%
    Becton, Dickinson & Co.                                                  270           $    8,100
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.6%
    McKesson HBOC, Inc.                                                      200           $    6,425
-----------------------------------------------------------------------------------------------------
  Oils - 0.7%
    Conoco, Inc., "A"                                                        250           $    6,969
-----------------------------------------------------------------------------------------------------
  Stores - 3.9%
    AutoZone, Inc.*                                                          450           $   13,556
    CVS Corp.                                                                210               10,657
    Federated Department Stores, Inc.*                                       150                7,941
    Rite Aid Corp.                                                           350                8,619
                                                                                           ----------
                                                                                           $   40,773
-----------------------------------------------------------------------------------------------------
  Supermarkets - 2.5%
    Albertsons, Inc.                                                         264           $   13,612
    Kroger Co.*                                                              470               13,131
                                                                                           ----------
                                                                                           $   26,743
-----------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    Global TeleSystems Group, Inc.*                                           30           $    2,430
-----------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.8%
    Frontier Corp.                                                           145           $    8,555
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $  412,392
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $966,362)                                                   $  983,312
-----------------------------------------------------------------------------------------------------

Rights
-----------------------------------------------------------------------------------------------------
  France
    Bouygues S.A. (Construction) (Identified Cost, $35)                       11           $       29
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 9.0%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-----------------------------------------------------------------------------------------------------
      Federal Farm Credit Bank, due 7/01/99 at Amortized Cost              $  95           $   95,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,061,397)                                             1,078,341

Other Assets, Less Liabilities - (2.3)%                                                       (24,360)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $1,053,981
-----------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
JUNE 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,061,397)                $1,078,341
  Cash                                                                    3,019
  Foreign currency, at value (identified cost, $704)                        696
  Receivable for investments sold                                         8,396
  Dividends receivable                                                    1,593
                                                                     ----------
      Total assets                                                   $1,092,045
                                                                     ----------
Liabilities:
  Payable for investments purchased                                  $   38,027
  Accrued expenses and other liabilities                                     37
                                                                     ----------
      Total liabilities                                              $   38,064
                                                                     ----------
Net assets                                                           $1,053,981
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $1,000,200
  Unrealized appreciation on investments and translation of assets
    and liabilities in foreign currencies                                16,938
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                    34,976
  Accumulated undistributed net investment income                         1,867
                                                                     ----------
      Total                                                          $1,053,981
                                                                     ==========
Shares of beneficial interest outstanding                              100,020
                                                                       =======
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $10.54
                                                                       ======

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
PERIOD ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                           $ 3,072
    Interest                                                              1,215
    Foreign taxes withheld                                                 (392)
                                                                        -------
      Total investment income                                           $ 3,895
                                                                        -------
  Expenses -
    Management fee                                                      $ 1,622
    Shareholder servicing agent fee                                          57
    Administrative fee                                                       24
    Custodian fee                                                            49
    Printing                                                             13,000
    Auditing fees                                                         7,500
    Legal fees                                                               78
    Miscellaneous                                                         1,983
                                                                        -------
      Total expenses                                                    $24,313
    Fees paid indirectly                                                    (49)
    Reduction of expenses by investment adviser                         (22,236)
                                                                        -------
      Net expenses                                                      $ 2,028
                                                                        -------
        Net investment income                                           $ 1,867
                                                                        -------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                             $35,620
    Foreign currency transactions                                          (644)
                                                                        -------
      Net realized gain on investments and foreign
        currency transactions                                           $34,976
                                                                        -------
  Change in unrealized appreciation (depreciation) -
    Investments                                                         $16,944
    Translation of assets and liabilities in foreign
      currencies                                                             (6)
                                                                        -------
      Net unrealized gain on investments and foreign
        currency translation                                            $16,938
                                                                        -------
        Net realized and unrealized gain on investments
          and foreign currency                                          $51,914
                                                                        -------
          Increase in net assets from operations                        $53,781
                                                                        =======

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------
                                                                             PERIOD ENDED
                                                                           JUNE 30, 1999*
                                                                              (UNAUDITED)
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $    1,867
  Net realized gain on investments and foreign currency transactions               34,976
  Net unrealized gain on investments and foreign currency translation              16,938
                                                                               ----------
    Increase in net assets from operations                                     $   53,781
                                                                               ----------
Net increase in net assets from Series share transactions                      $1,000,200
                                                                               ----------
      Total increase in net assets                                             $1,053,981
Net assets:
  At beginning of period                                                             --
                                                                               ----------
  At end of period (including accumulated undistributed net investment
    income of $1,867)                                                          $1,053,981
                                                                               ==========
* For the period from the commencement of the Series' investment operations, May 3, 1999, through June 30, 1999.

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
---------------------------------------------------------------------------------------------
                                                                                 PERIOD ENDED
                                                                               JUNE 30, 1999*
                                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                  $10.00
                                                                                       ------
Income from investment operations# -
  Net investment income(S)                                                             $ 0.02
  Net realized and unrealized gain on investments and foreign currency                   0.52
                                                                                       ------
      Total from investment operations                                                 $ 0.54
                                                                                       ------
Net asset value - end of period                                                        $10.54
                                                                                       ======
Total return                                                                             5.40%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                             1.28%+
  Net investment income                                                                  1.15%+
Portfolio turnover                                                                         18%
Net assets at end of period (000 omitted)                                               $1,054
(S) Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
      Net investment loss                                                               $(0.20)
      Ratios (to average net assets):
        Expenses##                                                                      14.99%+
        Net investment loss                                                           (12.56)%+
  * For the period from the commencement of the Series' investment operations, May 3, 1999, through June 30, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian. The Series' expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Equity Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 15 series:
MFS(R) Bond Series, MFS(R) Capital Opportunities Series (formerly MFS(R) Value Series), MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS Global Equity Series, MFS(R) Global Government Series (formerly MFS(R) World Governments Series), MFS(R) Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, and MFS(R) Utilities Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1999, there were 4 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the Series' average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $22,236.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series's average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,097,556 and $166,779, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $1,061,397
                                                                    ----------
Gross unrealized appreciation                                       $   57,591
Gross unrealized depreciation                                          (40,647)
                                                                    ----------
    Net unrealized appreciation                                     $   16,944
                                                                    ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                                     PERIOD ENDED JUNE 30, 1999*
                                                   -----------------------------
                                                    SHARES                AMOUNT
--------------------------------------------------------------------------------
Shares sold                                        100,020            $1,000,200
                                                   -------            ----------
*For the period from the commencement of the Series' investment operations, May 3, 1999, through June 30, 1999.

(6) Line of Credit
The Series and other affiliated Series participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Series at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1999, was $0. The Series had no borrowings during the period.
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(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

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